PIMCO RAE Global ex-US Fund
Summary Prospectus
October 30, 2026
Share Class:	Inst	I-2	A
Ticker:	PZRIX	PZRPX	PZRAX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@sscinc.com. The Fund’s prospectus and Statement of Additional Information, both dated October 30, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 52 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A
Management Fees	0.55%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.11%	1.21%	1.46%
Fee Waiver and/or Expense Reimbursement(2)	(0.56%)	(0.56%)	(0.56%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.55%	0.65%	0.90%
1
“Other Expenses” include expenses incurred by the Fund in the normal course of its operations. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”).
2
PIMCO has contractually agreed, through October 31, 2027, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of
Underlying Funds indirectly incurred by the Fund in connection with its investments in Underlying Funds, up to a maximum waived amount that is equal to the Fund’s aggregate advisory fee and supervisory and administrative fee. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.
3
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table in the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$297	$557	$1,301
I-2	$66	$329	$611	$1,416
Class A	$463	$766	$1,091	$2,010
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$463	$766	$1,091	$2,010
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Syzygy Asset Management, LLC (formerly known

PIMCO Equity Series | Summary Prospectus

PIMCO RAE Global ex-US Fund

as Research Affiliates, LLC) (“Sub- Adviser” or “Syzygy”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest.
The Sub-Adviser uses the RAE™ methodology for portfolio construction. The RAE™ methodology is a rules-based model that selects stocks using quantitative signals that indicate higher expected returns, e.g., value, quality, and momentum. The model then weights selected stocks using their fundamental measures of company size, e.g., sales, cash flow, dividends and book value. Actual stock positions in each RAE Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE™ methodology’s systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE™ methodology. The RAE™ methodology is not updated according to any predetermined schedule.
The Sub-Adviser provides investment advisory services in connection with each Underlying Fund’s use of its respective RAE Portfolio by, among other things, providing PIMCO with the constituents and target weights in the relevant RAE Portfolio. Each Underlying Fund seeks to remain invested in the securities that comprise its respective RAE Portfolio even when the value of such RAE Portfolio is declining.
The Fund’s portfolio, either directly or indirectly (through funds), will be economically tied to at least three non-U.S. countries. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts (“REITs”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.
The Fund may invest, without limitation, in securities and instruments denominated in foreign currencies and may also invest, without limitation, in securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as the investment strategies described above and any other restrictions described in the Fund’s prospectus or Statement of Additional Information, the Fund may invest, without limitation, in other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act (together with the Underlying Funds, “Acquired Funds”). To the extent the Fund invests in Underlying Funds, PIMCO expects to select such Underlying Funds without considering or canvassing the universe of available unaffiliated Acquired Funds.
Principal Risks
It is possible to experience losses on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
The following risks are principal risks of investing in the Fund.
Allocation Risk:  the risk that the Fund could experience losses as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. There is no guarantee that the Fund's asset allocation strategy will be successful or that the markets in which the Fund invests will perform as expected
Acquired Fund Risk:  the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their respective investment objectives. Investments in Acquired Funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread costs as well as the risks of the underlying securities they hold. In addition, the Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests
The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Value Investing Risk:  the risk that value stocks may decrease in price or may not increase in price as anticipated by the Sub-Adviser if they continue to be undervalued by the market or the factors that the Sub-Adviser believes will cause the stock price to increase do not occur
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of

2  Summary Prospectus | PIMCO Equity Series

Summary Prospectus

unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Market Risk:  the risk that the value of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors, including geopolitical events such as war, military conflict, acts of terrorism, social or political unrest, and the imposition of or threatened imposition of tariffs and other trade barriers, which could disrupt securities markets and adversely affect global economies and markets
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Credit Risk:  the risk that the Fund could experience losses if the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Distressed Company Risk:  the risk that securities of distressed companies may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably
Currency Risk:  the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including risks related to losses from casualty or condemnation, changes in local and general economic conditions, fluctuations in supply and demand, interest rate changes, availability of mortgage financing and refinancing, defaults by borrowers or tenants, zoning laws, regulatory limitations on rents, property taxes, insurance costs, lack of availability of insurance coverage, and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of the Fund’s shares may be constrained by the liquidity of the Fund’s portfolio holdings
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate changes and other market risks
Management Risk:  the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Small Company Risk:  the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could

October 30, 2026 | SUMMARY PROSPECTUS  3

PIMCO RAE Global ex-US Fund

potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Model Risk:  the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. The performance of the investment models may be impacted by software or other technology malfunctions, human error, issues related to the potential use of artificial intelligence and machine learning (AI), programming inaccuracies, power loss, and other events or circumstances, which may be difficult to detect and may be beyond the control of the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. The Fund’s regulatory index is the MSCI All Country World Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The MSCI All Country World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of a group of country indexes comprising developed and emerging market indexes. The MSCI All Country World ex US Value Index is a supplemental index of the Fund. The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI All Country World ex US Index is also a supplemental index of the Fund. The MSCI
All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex US Index consists of 46 country indexes comprising 22 developed and 24 emerging market country indexes.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2020	22.97%
Worst Quarter	March 31, 2020	-29.64%
Year-to-Date	September 30, 2026	18.17%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	34.02%	10.97%	9.16%
Institutional Class Return After Taxes on Distributions(1)	31.60%	8.47%	7.38%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	21.12%	7.89%	6.84%
I-2 Return Before Taxes	33.87%	10.86%	9.07%
Class A Return Before Taxes	28.49%	9.75%	8.38%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	22.34%	11.19%	11.72%
MSCI All Country World ex US Value Index (reflects no deductions for fees, expenses or taxes)	39.50%	11.87%	8.74%
MSCI All Country World ex US Index (reflects no deductions for fees, expenses or taxes)	32.39%	7.91%	8.41%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

4  Summary Prospectus | PIMCO Equity Series

Summary Prospectus

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. Syzygy serves as the Fund's sub-adviser. The Fund’s portfolio is jointly and primarily managed by Robert D. Arnott and Jim Masturzo. Mr. Arnott is Chairman and Founder of Syzygy. Mr. Masturzo is the Chief Investment Officer of Syzygy. Mr. Arnott has managed the Fund since its inception in June 2015. Mr. Masturzo has managed the Fund since November 2025.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class and I-2
The minimum initial investment for Institutional Class and I-2 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class and I-2 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Equity Series
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Equity Series c/o SS&C Global Investor and Distribution Solutions, Inc.
801 Pennsylvania Avenue, STE 219024, Kansas City, MO 64105-1307
■
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 1.816.421.2861
■
Sending an e-mail to piprocess@sscinc.com
Class A
The minimum initial investment for Class A shares of the Fund is $1,000. The minimum subsequent investment for Class A shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Equity Series, c/o SS&C Global Investor and Distribution Solutions, Inc., 801 Pennsylvania Avenue, STE 219294, Kansas City, MO
64105-1307. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

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